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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated June 8, 1998 included in this Form 8-K, into the Company's previously filed Registration Statements on Form S-3 (File Nos. 33-96534, 333-1106, 333-50871, and 333-42821) and Form S-8 (File Nos. 333-1108 and 333-18305).


  Atlanta, Georgia                            ARTHUR ANDERSEN LLP
  June 16, 1998